UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  September 26, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of July 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-3 Home Equity Mortgage Pass-Through Certificates, Series 2005-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-22               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers, Select Portfolio Servicing, Inc., as special servicer, and JPMorgan Chase Bank, N.A., as trustee.

       On September 26, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 26, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-3
            Home Equity Mortgage Pass-Through Certificates, Series 2005-3

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: September 30, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 26, 2005




Exhibit 99.1
Monthly Certificateholder Statement on September 26, 2005

                           Credit Suisse First Boston
         Home Equity Mortgage Pass-Through Certificates, Series 2005-3
                        Statement to Certificateholders
                               September 26, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        300,120,000.00   287,286,614.04    9,523,185.57       991,138.82   10,514,324.39    0.00        0.00      277,763,428.47
AR                100.00             0.00            0.00             0.00            0.00    0.00        0.00                0.00
ARL               100.00             0.00            0.00             0.00            0.00    0.00        0.00                0.00
M1         21,730,000.00    21,730,000.00            0.00        80,763.17       80,763.17    0.00        0.00       21,730,000.00
M2         10,870,000.00    10,870,000.00            0.00        40,690.03       40,690.03    0.00        0.00       10,870,000.00
M3         18,860,000.00    18,860,000.00            0.00        73,113.93       73,113.93    0.00        0.00       18,860,000.00
M4          9,840,000.00     9,840,000.00            0.00        38,758.67       38,758.67    0.00        0.00        9,840,000.00
M5         10,050,000.00    10,050,000.00            0.00        45,182.29       45,182.29    0.00        0.00       10,050,000.00
M6          8,820,000.00     8,820,000.00            0.00        38,739.40       38,739.40    0.00        0.00        8,820,000.00
M7          9,020,000.00     9,020,000.00            0.00        42,023.18       42,023.18    0.00        0.00        9,020,000.00
M8          6,760,000.00     6,760,000.00            0.00        35,700.31       35,700.31    0.00        0.00        6,760,000.00
B1          7,170,000.00     7,170,000.00            0.00        41,825.00       41,825.00    0.00        0.00        7,170,000.00
B2          6,760,000.00     6,760,000.00            0.00        39,433.33       39,433.33    0.00        0.00        6,760,000.00
P                 100.00           100.00            0.00       162,659.77      162,659.77    0.00        0.00              100.00
TOTALS    410,000,300.00   397,166,714.04    9,523,185.57     1,630,027.90   11,153,213.47    0.00        0.00      387,643,528.47

X1        410,000,300.00   397,166,614.32            0.00     1,505,063.34    1,505,063.34       0.00        0.00   387,643,428.75
X2        410,000,300.00   410,000,300.00            0.00             0.00            0.00       0.00        0.00   410,000,300.00
XS        383,440,579.28   383,440,579.28            0.00        54,605.55       54,605.55       0.00        0.00   383,440,579.28

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1         225458C30       957.23915114     31.73125940      3.30247508    35.03373447      925.50789174      A1        3.881250 %
AR         225458C48         0.00000000      0.00000000      0.00000000     0.00000000        0.00000000      AR        8.682725 %
ARL        225458C55         0.00000000      0.00000000      0.00000000     0.00000000        0.00000000      ARL       8.682725 %
M1         225458C63     1,000.00000000      0.00000000      3.71666682     3.71666682    1,000.00000000      M1        4.181250 %
M2         225458C71     1,000.00000000      0.00000000      3.74333303     3.74333303    1,000.00000000      M2        4.211250 %
M3         225458C89     1,000.00000000      0.00000000      3.87666649     3.87666649    1,000.00000000      M3        4.361250 %
M4         225458C97     1,000.00000000      0.00000000      3.93888923     3.93888923    1,000.00000000      M4        4.431250 %
M5         225458D21     1,000.00000000      0.00000000      4.49575025     4.49575025    1,000.00000000      M5        5.394900 %
M6         225458D39     1,000.00000000      0.00000000      4.39222222     4.39222222    1,000.00000000      M6        4.941250 %
M7         225458D47     1,000.00000000      0.00000000      4.65888914     4.65888914    1,000.00000000      M7        5.241250 %
M8         225458D54     1,000.00000000      0.00000000      5.28111095     5.28111095    1,000.00000000      M8        5.941250 %
B1         225458E20     1,000.00000000      0.00000000      5.83333333     5.83333333    1,000.00000000      B1        7.000000 %
B2         225458E38     1,000.00000000      0.00000000      5.83333284     5.83333284    1,000.00000000      B2        7.000000 %
P          225458D62     1,000.00000000      0.00000000           #####           ####    1,000.00000000      P         8.682725 %
TOTALS                     968.69859373     23.22726488      3.97567490    27.20293978      945.47132885

X1         225458D70       968.69835051      0.00000000      3.67088351     3.67088351      945.47108563      X1        0.000000 %
X2         225458D88     1,000.00000000      0.00000000      0.00000000     0.00000000    1,000.00000000      X2        0.000000 %
XS         225458D96     1,000.00000000      0.00000000      0.14240942     0.14240942    1,000.00000000      XS        0.000000 %
---------------------------------------------------------------------------------------------------------- ----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)         Principal Remittance Amount                                                           9,523,185.57

                        Scheduled Principal Payments                                                            229,788.04

                        Principal Prepayments                                                                 9,161,808.74

                        Curtailments                                                                            131,336.81

                        Cutailment Interest Adjustments                                                             252.37

                        Repurchase Principal                                                                          0.00

                        Substitution Amounts                                                                          0.00

                        Net Liquidation Proceeds                                                                      0.00

                        Other Principal Adjustments                                                                  -0.39

                        Gross Interest                                                                        3,054,579.07

                        Recoveries from Prior Loss Determinations                                                     0.00

                        Reimbursements of Non-Recoverable Advances Previously Made                                    0.00

                        Recovery of Reimbursements Previously Deemed Non-Recoverable                                  0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected                       77

                        Balance of Loans with Respect to which Prepayment Penalties were Collected            4,468,336.36

                        Amount of Prepayment Penalties Collected                                                162,659.05

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding                                                        7,199

                        Beginning Aggregate Loan Balance                                                    370,606,993.32

                        Ending Number of Loans Outstanding                                                           7,026

                        Ending Aggregate Loan Balance                                                       361,083,807.75

Sec. 4.06(a)(v)         Servicing Fees (Including Credit Risk Manager Fee)                                      105,197.53

                        Trustee Fees                                                                              1,544.20

Sec. 4.06(a)(vii)       Current Advances                                                                               N/A

                        Aggregate Advances                                                                             N/A

Section 4.06(a)(viii)   Delinquent Mortgage Loans
                                                Group 1
                                                                                         Principal
                                               Category              Number               Balance                Percentage
                                               1 Month                        66            3,283,431.15                   0.91 %
                                               2 Month                        14              912,239.72                   0.25 %
                                               3 Month                        10              455,575.17                   0.13 %
                                                Total                         90            4,651,246.04                   1.29 %
                                                Group Totals
                                                                                         Principal
                                               Category              Number               Balance                Percentage
                                               1 Month                        66            3,283,431.15                   0.91 %
                                               2 Month                        14              912,239.72                   0.25 %
                                               3 Month                        10              455,575.17                   0.13 %
                                                Total                         90            4,651,246.04                   1.29 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                         10              328,145.86                 0.09 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                         10              328,145.86                 0.09 %
                                               * Only Current Bankruptcies are reflected in the table above.

                        Foreclosures
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

Section 4.06(a)(xi)     REO Properties
                                                Group 1
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance               Percentage
                                                          0                    0.00                 0.00 %

Section 4.06(a)(xii)    Current Realized Losses                                                                             0.00

                        Cumulative Realized Losses - Reduced by Recoveries                                                  0.00

Prefunding              Beginning Balance                                                                          26,559,721.00
Account                 Subsequent Transfer Amount                                                                          0.00
                        Ending Balance Prefunding Account                                                          26,559,721.00

Capitalized             Beginning Balance                                                                             208,259.91
Interest Account        Capitalized Interest Requirement                                                               98,691.03
                        Ending Balance                                                                                109,568.88

Trigger Event           Trigger Event Occurrence (Effective March 2008)                                                       NO
                        (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                               0.23813 %
                        Sr. Enhancement Percentage x 16%                                                              15.84000 %
                                               OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                     0.00000 %
                        Cumulative Loss Limit                                                                             0.00 %

O/C Reporting           Targeted Overcollateralization Amount                                                      20,090,014.70
                        Ending Overcollateralization Amount                                                                 0.28
                        Ending Overcollateralization Deficiency                                                    20,090,014.42
                        Overcollateralization Release Amount                                                                0.00
                        Monthly Excess Interest                                                                     1,505,063.34
                        Payment to Class X-1                                                                        1,505,063.34

                        Reserve Fund Beginning Balance                                                                      0.00
                        Deposits under the Interest Rate Cap Agreement                                                      0.00
                        Deposits under the Swap Agreement                                                                   0.00
                        Reserve Fund Ending Balance                                                                         0.00

                        Interest Rate Cap Agreement Notional Amounts (Current Month)                              201,627,186.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
